FORM OF

                             REGISTRATION RIGHTS AGREEMENT

                                       between

                           MERIDIAN MEDICAL TECHNOLOGIES, INC.

                                         and

                             NOMURA HOLDING AMERICA INC.





                              Dated as of April 30, 1998






















          687583v1




          TABLE OF CONTENTS



            Page

            1.      Definitions...........................................1

            2.      Demand Registration...................................3

            3.      Piggyback Registration................................6

            4.      Registration Procedures...............................8

            5.      Registration Expenses................................15

            6.      Preparation; Reasonable Investigation................16

            7.      Sale of Warrants to Underwriters.....................17

            8.      Indemnification......................................17

            9.      Contribution.........................................20

            10.     Current Public Information...........................21

            11.     Registration Rights to Others........................22

            12.     Adjustments Affecting Registrable Securities.........22

            13.     Rule 144 and Rule 144A...............................23

            14.     Amendments and Waivers...............................23

            15.     Nominees for Beneficial Owners.......................23

            16.     Assignment...........................................24

            17.     Miscellaneous........................................24
                    (a)  Further Assurances..............................24
                    (b)  Headings........................................25
                    (c)  No Inconsistent Agreements......................25
                    (d)  Remedies........................................25
                    (e)  Entire Agreement................................25
                    (f)  Notices.........................................25
                    (g)  Governing Law...................................26
                    (h)  Severability....................................26
                    (i)  Counterparts....................................26







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          687583v1





          REGISTRATION RIGHTS AGREEMENT


                    REGISTRATION RIGHTS AGREEMENT, dated as of April 30, 1998 (this "Agreement"), by and between MERIDIAN MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company") and NOMURA HOLDING AMERICA INC., a Delaware corporation (the "Holder").

                    The Company desires to grant to the Holder certain registration rights with respect to certain warrants to purchase 204,770 shares (subject to adjustment) of Common Stock, $0.10 par value per share, of the Company which the Holder is purchasing from the Company on the date hereof pursuant to the Note and Warrant Purchase Agreement (as defined below).

                    In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

                    1. Definitions{ TC "1. Definitions" \f C \l "1" }. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

                    "Business Day" means any day except a Saturday, Sunday or a legal holiday in New York City.

                    "Commission" means the United States Securities and Exchange Commission and any successor agency, authority, commission or government body.

                    "Common Stock" means the shares of common stock, par value $0.10 per share, of the Company.

                    "Exchange" means the principal stock exchange or market on which the Common Stock is traded, which is presently NASDAQ.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar statute.

                    "ING" means ING (U.S.) Capital Corporation, a Delaware corporation.

                    "ING Securities" means those Securities with respect to which ING has been granted registration rights pursuant to the Registration Rights Agreement dated as of April 15, 1996 by and between the Company and ING, as the same has been or may be amended (the "ING Registration Rights Agreement").




          687583v1





                    "Majority Holders" means at any time the holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                    "NASD" means the National Association of Securities Dealers, Inc. and any successor organization or entity.

                    "NASDAQ" means the Nasdaq Stock Market and includes The Nasdaq National Market and The Nasdaq SmallCap Market.

                    "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of April 30, 1998, by and between the Company and the Holder.

                    "Person" means and includes an individual, a partnership, a joint venture, a corporation, a company, a trust, an unincorporated organization and a government or any department or agency thereof.

                    "Registrable Securities" shall mean (a) all shares of Common Stock issued or issuable upon the exercise of any Warrant, and (b) any Securities issued or issuable by the Company with respect to shares of Common Stock referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, merger, consolidation or other reorganization of the Company; provided, however, that as to any particular Registrable Securities that have been issued, such Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of under such registration statement,
          (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding. For the purposes of Sections 2, 3 and 4 of this Agreement, the holder of any Warrant shall be deemed to be a holder of the Registrable Securities issuable upon exercise of such Warrant, and such Registrable Securities shall be deemed to be issued and outstanding.











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                    "Registration Expenses" shall have the meaning set
          forth in Section 5 hereof.

                    "Securities" means any debt or equity Securities of the Company, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" shall mean one of the Securities.

                    "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar statute.

                    "Transfer" means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "Transferor" and "Transferee" have correlative meanings.

                    "Underwritten Offering" means a public offering of Securities distributed by means of a firm commitment underwriting.

                    "Warrant" means the Warrants issued and sold pursuant to the Note and Warrant Purchase Agreement, including, without limitation, any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c) or 2(d) thereof or Section 2(c) or 2(d) of any of such other Warrants.

                    "Warrant Stock" means Common Stock issuable upon exercise of any Warrants or Warrants.

                    2.   Demand Registration{ TC "2.   Demand Registration"
          \f C \l "1" }

               (a) Subject to the terms and conditions set forth herein, at any time hereafter, the Majority Holders may request (such requesting holders being herein called in each case the "Requesting Holders") that the Company effect the registration under the Securities Act of all or part of such holders' Registrable Securities on Form S-1 or any similar long-form registration or, if available, on Form S-2 or S-3 or any similar short-form registration (all registrations requested pursuant to











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          this Section 2(a) are referred to herein as "Demand
          Registrations"). Each such request for registration shall specify the approximate number of Registrable Securities requested to be registered, and may at the election of the Requesting Holders specify the intended method or methods of disposition thereof (which may include, without limitation, a "shelf" offering pursuant to Rule 415 under the Securities Act, or an Underwritten Offering). Within 10 days after receipt of such request, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, and, subject to the provisions of Section 2(f) hereof, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice; provided, however, that the Company shall not be obligated to file a registration statement relating to any Demand Registration under this Section 2(a):

                    (i) unless the Company shall have received requests for such registration with respect to at least 50% of the Registrable Securities then outstanding; or

                    (ii) within a period of six months after the effective
               date of any registration statement filed by the Company with respect to which the holder of any Warrant or of any shares of Warrant Stock issued upon exercise hereof shall have been afforded the opportunity to register shares of Warrant Stock in accordance with the provisions of Section 3 hereof.

               (b) The holders of Registrable Securities will be entitled to request one Demand Registration. The Company will pay all Registration Expenses incurred in connection with such Demand Registration. A registration will not count as the permitted Demand Registration (i) unless and until it has become effective,
          (ii) unless at least 90% of the Registrable Securities initially requested to be registered by the holders of Registrable Securities requesting such registration shall be covered by the Demand Registration at the time it becomes effective and (iii) unless the Demand Registration remains effective for the minimum period required under Section 4(a)(i) below; provided that in any event, except as provided in Section 2(d), the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective.











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               (c)  The Company may postpone for not more than 90 days
          within or during any period of 365 consecutive days with respect to any request for a Demand Registration hereunder, the filing or effectiveness of a registration statement under Section 2(a) if the Board of Directors of the Company determines in good faith that such registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any sale or acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the Requesting Holders will be entitled to withdraw such request, and if such request is withdrawn, such registration will not count as the permitted Demand Registration under this Section 2 and the Company will pay all Registration Expenses in connection with such withdrawn registration request.

               (d) A registration requested pursuant to this Section 2 will not be deemed to have been effected unless it has become effective under the Securities Act; provided that (i) if after a registration has become so effective, the offering of Registrable Securities pursuant to such registration is terminated, suspended or interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected; and (ii) if before a registration becomes effective, the offering of Registrable Securities pursuant to such registration is terminated at the request of all of the Requesting Holders, such registration will be deemed to have been effected unless such Requesting Holders reimburse the Company for all reasonable expenses incurred by the Company in connection with such registration prior to its termination or which the Company shall have been thereafter required to incur as a result of actions on the part of the Requesting Holders.

               (e) In the case of any Demand Registration which involves an Underwritten Offering, the Company shall have the right to select the investment banker (or investment bankers) that shall manage the offering (collectively, the "managing underwriter"), subject to the approval of the holders of a majority of the Registrable Securities being so registered which approval shall not be unreasonably withheld.













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               (f)  Except with the prior written consent of the Majority
          Holders, the Company will include in a Demand Registration only
          (i) Registrable Securities, (ii) ING Securities to the extent ING requests that such ING Securities be included pursuant to ING's "piggyback" registration rights granted under the ING Registration Rights Agreement, (iii) authorized but unissued or treasury shares of Common Stock which the Company desires to issue and sell ("Company Securities"), and (iv) other outstanding shares of Common Stock which the Company shall have been requested to register ("Other Securities"); provided that if a Demand Registration involves an Underwritten Offering and the managing underwriter advises the Company that, in its opinion, the number of Securities proposed to be included in such offering exceeds the number of Securities which can be sold therein without adversely affecting the marketability of the offering, then the Company will promptly so advise each holder of Registrable Securities that has requested registration, and, [subject to Section 2(a)] of the ING Registration Rights Agreement and subject to Section 10(e) of the Estate Warrant (as defined in the ING Registration Rights), will include in such registration first, Registrable Securities and ING Securities requested to be so included by the respective holders thereof, allocated pro rata among such holders based on the number of Registrable Securities or ING Securities, as the case may be, with respect to which each such holder has requested registration, second, Company Securities which the Company desires to include in such registration, and, third, Other Securities requested to be included in such registration, allocated pro rata among the holders thereof based on the number of such Other Securities with respect to which each such holder has requested registration, until the aggregate number of Securities included in such Demand Registration is equal to the number thereof that, in the opinion of such managing underwriter, can be sold without adversely affecting the marketability thereof.

               (g) The Company agrees to include in any such registration statement filed pursuant to Section 2(a) hereof all information which any Requesting Holder, upon advice of counsel, shall reasonably request.

               3.   Piggyback Registration{ TC "3.     Piggyback
          Registration" \f C \l "1" }. (a) If the Company at any time proposes to register under the Securities Act any shares of its











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          Common Stock now or hereafter authorized (other than a
          registration on Form S-4 or S-8 or any successor or similar forms thereto and other than pursuant to a registration under Section 2 hereof), whether for sale for its own account or for the account of any selling stockholder, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to all the holders of Registrable Securities promptly, and in any event no later than 30 days before the initial filing with the Commission of a registration statement, of its intention to do so, describing such Securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (i) whether or not such registration will be in connection with an underwritten offering of Securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting, (ii) the price at which such Securities are reasonably expected to be sold to the public, and (iii) the amount of the underwriting discount reasonably expected to be incurred in connection therewith).
          Upon the written request of any such holder delivered to the Company within 20 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will (subject to the provisions of Section 3(d) hereof), include in such registration all of the Registrable Securities that the Company has been so requested to register; provided, however, that if, at any time after giving such written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities who made a request as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the holders of Registrable Securities under Section 2 hereof. No registration effected under this Section 3 shall relieve the Company of its obligation to effect a Demand Registration under
          Section 2 hereof.












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               (b)  The Company shall not be obligated to effect any
          registration of Registrable Securities under this Section 3 incidental to the registration of any of its Securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

               (c) The Registration Expenses incurred in connection with each registration of Registrable Securities requested pursuant to this Section 3 shall be paid by the Company.

               (d) If a registration pursuant to this Section 3 involves an Underwritten Offering and the managing underwriter advises the Company that, in its opinion, the number of Securities proposed to be included in such offering exceeds the number of Securities which can be sold therein without adversely affecting the marketability of the offering, then the Company will promptly so advise each holder of Registrable Securities that has requested registration, and, subject to Sections 2(a) and 2(b) of the ING Registration Rights Agreement and Sections 10(c) and 10(e) of the Estate Warrant, will include in such registration first, Company Securities which the Company desires to include in such registration, second, Registrable Securities and ING Securities requested to be included therein, allocated pro rata among the holders of Registrable Securities or ING Securities, as the case may be, based on the number of Registrable Securities with respect to which each such holder has requested registration, and, third, Other Securities requested to be included in such registration, allocated pro rata among the holders thereof based on the number of such Other Securities with respect to which each such holder has requested registration, in each case until the aggregate number of Securities included in such registration is equal to the number thereof that, in the opinion of such managing underwriter, can be sold without adversely affecting the marketability thereof.

               (e)  In connection with any registration pursuant to this
          Section 3 which involves an Underwritten Offering, the Company shall have the right in its sole discretion to select the managing underwriter with respect to the offering.

               4.   Registration Procedures{ TC "4.    Registration
          Procedures" \f C \l "1" }.  (a)    Whenever any holders of
          Registrable Securities have requested that any Registrable











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          Securities be registered pursuant to Section 2 or 3 hereof, subject to the applicable terms and conditions of Sections 2 and 3 hereof, the Company will use its best efforts to effect the registration of such Securities under the Securities Act and the sale thereof in accordance with the intended method of disposition thereof, and in connection therewith the Company will, as expeditiously as reasonably possible:

                    (i) prepare and, in any event within 90 calendar days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and within 60 days of such filing (or within such shorter period as may be reasonably practicable) use its best efforts cause such registration statement to become and remain effective until the earlier of (A) six months or, if such registration statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (B) such shorter period as will terminate when all of the Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act);

                    (ii) prepare and file with the Commission such
               amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                    (iii) prior to filing with the Commission any such registration statement, prospectus, or amendment or supplement thereto, furnish copies thereof to counsel for the sellers of Registrable Securities under such












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               registration statement, which documents will be subject to review by such counsel;

                    (iv) furnish to each seller of Registrable Securities
               covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                    (v) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller, in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 4(a), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is not then so subject;

                    (vi) use its best efforts to cause such Registrable
               Securities covered by such registration statement to be registered or qualified with or approved by such other governmental agencies or authorities (including, without limitation, state securities commissions) as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                    (vii) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 4(a)(i) hereof, if the Company











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               becomes aware that the prospectus included in such
               registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                    (viii) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on NASDAQ or such national securities exchange as the managing underwriter of such offering, if any, may designate;

                    (ix) provide a transfer agent and registrar for all
               such Registrable Securities not later than the effective date of such registration statement;

                    (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                    (xi) make available for inspection by any seller of
               Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;











                                       - 11 -
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                    (xii)     otherwise use its best efforts to comply with
               all applicable rules and regulations of the Commission and make generally available to its Security holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

                    (xiii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable efforts promptly to obtain the withdrawal of such order;

                    (xiv) obtain a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration involves an Underwritten Offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants, in customary form and covering such matters as are customarily covered by comfort letters by independent public accountants in such public offerings and such other financial matters as the holders of a majority of the Registrable Securities being sold may reasonably request; and

                    (xv) furnish a legal opinion of the Company's counsel,
               dated the effective date of such registration statement (and, if such registration involves an Underwritten Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and other documents relating thereto, in customary form and covering such matters as are customarily covered by legal opinions of Company's counsel in such public offerings and such other legal matters as the holders of a majority of the Registrable Securities being sold may reasonably request.











                                       - 12 -
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               (b)  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4 in respect of Registrable Securities that the holders requesting registration thereof shall furnish to the Company such information regarding the Registrable Securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company; provided, however, that the failure of any holder of Registrable Securities to furnish such information shall not affect the obligations of the Company pursuant to this Section 4 with respect to any holder of Registrable Securities who furnishes such information to the Company. Notwithstanding any provision to the contrary contained herein, no holder of Registrable Securities shall be required to furnish any information or make any representations or warranties to the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the registration statement to be filed in connection with such registration solely with regard to such holder's identity, its ownership of Securities of the Company, the class and number of such Securities it intends to include in such offering, its intended method of distribution, other information pertinent to such holder in its capacity as a selling stockholder, and any other information with respect to such holder required by law to be disclosed in such registration statement.

               (c) If a registration pursuant to Section 2 or 3 involves an Underwritten Offering, the holders of Registrable Securities to be distributed by the underwriters thereof shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No such holder of Registrable Securities shall be required to make any representations or warranties to, or agree to any indemnities or contribution provisions with, the Company or the underwriters other than representations, warranties, indemnities and











                                       - 13 -
          660958v6





          contribution provisions with respect to information required to be furnished by such holder in writing pursuant to subsection (b) of this Section 4.

               (d) If a registration pursuant to Section 2 or 3 involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any Security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing 10 calendar days before and ending 180 calendar days (or such lesser number as the managing underwriter shall designate) after the effective date of such registration.

               (e) If a registration pursuant to Section 2 or 3 involves an Underwritten Offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such holder has agreed with the Company or the managing underwriter not to exercise its rights under this Section 4(e), subject, however, to the obligations of such holder under Section 2(d) hereof, if applicable.

               (f) It is understood that in any Underwritten Offering in addition to any shares of Common Stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional shares of authorized but unissued shares of Common Stock (the "option shares") equal to 15% of the initial shares (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Shares of Common Stock proposed to be sold by the Company and the other sellers shall be allocated between initial shares and option securities as agreed or, in the absence of agreement, pursuant to Section 2(f) or 3(d), as the case may be. The number of initial shares and option shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the relative number of shares of Registrable Securities each such holder has requested to be included in such registration.











                                       - 14 -
          660958v6






               5. Registration Expenses{ TC "5. Registration Expenses" \f C \l "1" }.

                    (a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to
          Section 2 or 3 (as the case may be), including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and for the sellers of Registrable Securities (subject to the limitations contained in paragraph (b) of this Section 5), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions, but including underwriters' liability insurance if the Company or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company as provided by the provisions contained in this Agreement. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the Securities to be registered on each securities exchange on which similar Securities of the Company are then listed.

                    (b)In connection with each registration of Registrable Securities pursuant to this Agreement, the Company will reimburse the holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of any one counsel chosen by the holders of a majority in interest of such Registrable Securities. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the











                                       - 15 -
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          transfer of any Registrable Securities to any purchaser thereof by any Holder in connection with any registration of Registrable Securities pursuant to this Agreement.

                    (c)To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one holder will be borne and paid by all sellers of Securities included in such registration in proportion to the number of Securities so included by each such seller.

                    6. Preparation; Reasonable Investigation{ TC "6.
                       Preparation; Reasonable Investigation" \f C \l "1"
          }.

                    (a)In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give each Holder of Registrable Securities registered under such registration statement, the underwriter, if any, and its respective counsel and accountants the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of any such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                    (b)Each Holder of Registrable Securities shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder of Registrable Securities and identified in writing by the Company as confidential. Information that (i) is or becomes available to a Holder of Registrable Securities from a public source, (ii) is disclosed to a Holder of Registrable Securities











                                       - 16 -
          660958v6





          by a third-party source who the Holder of Registrable Securities reasonably believes has the right to disclose such information or
          (iii) is or becomes required to be disclosed by a Holder of Registrable Securities by law, including by court order, shall not be deemed to be confidential information for purposes of this Agreement.

                    7. Sale of Warrants to Underwriters{ TC "7. Sale of Warrants to Underwriters" \f C \l "1" }. Notwithstanding anything in this Section 7 to the contrary, in the case of any offering subject to the provisions of Section 2 or 3 hereof which is an Underwritten Offering, in lieu of exercising any Warrant prior to or simultaneously with the filing or the effectiveness of any registration statement filed in connection therewith, the holder of such Warrant may sell such Warrant to the underwriter or underwriters of the offering being registered upon the undertaking of such underwriter or underwriters to exercise such Warrant before making any distribution pursuant to such registration statement and to include the Warrant Stock issued upon such exercise among the Securities being offered pursuant to such registration statement. The Company agrees to cause such Warrant Stock to be included among the Securities being offered pursuant to such registration statement to be issued within such time as will permit such underwriter or underwriters to make and complete the distribution contemplated by the underwriting.

                    8. Indemnification{ TC "8.    Indemnification" \f C \l
          "1" }. (a) In the event of any registration of any Securities under the Securities Act pursuant to Section 2 or 3 hereof, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors or agents), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act, as follows:

                    (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or











                                       - 17 -
          660958v6





               supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

                    (ii) against any and all loss, liability, claim, damage
               and expense whatsoever to the extent of the aggregate amount paid in settlement (a "Settlement Payment") of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense (other than any Settlement Payment) reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above;

          provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or underwriter expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities (or, if such offering and sale are not effected by or through an underwriter, then such seller) or any











                                       - 18 -
          660958v6





          other Person, if any, who controls such underwriter (or seller, as the case may be) within the meaning of Section 15 of the Securities Act, under the indemnity agreement in this Section 8(a) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter (or seller, as the case may be) sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter (or seller, as the case may be). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such Securities by such seller.

               (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2 or 3 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a) hereof) the Company, the underwriters, if any, each Person who controls the Company or any such underwriter (within the meaning of Section 15 of the Securities Act) and their respective officers, directors, partners, employees, agents and representatives, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, the underwriters, or any such director, officer, partner, employee, agent, representative or controlling Person and shall survive the transfer of such Securities by such











                                       - 19 -
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          seller.  In that event, the obligations of the Company and such seller pursuant to this Section 8 are to be several and not joint; provided, however, that, with respect to each claim pursuant to this Section 8, the Company shall be liable for the full amount of such claim, and each such seller's liability under this Section 8 shall be limited to an amount equal to the net proceeds (after deducting the underwriters' discount and expenses) received by such seller from the sale of Registrable Securities by it pursuant to such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similar notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof.

               (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnities (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of Securities under any federal or state law or regulation of any governmental authority.

               9.   Contribution{ TC "9.     Contribution" \f C \l "1" }.
          In order to provide for just and equitable contribution in











                                       - 20 -
          660958v6





          circumstances under which the indemnity contemplated by Section 8 hereof is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 9, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be. Notwithstanding the foregoing, no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 8 hereof were available.

               10.  Current Public Information{ TC "10.     Current Public
          Information" \f C \l "1" }. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, and as long as any Warrant shall remain outstanding or the











                                       - 21 -
          660958v6





          holder hereof shall hold any Registrable Securities, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

               11.  Registration Rights to Others{ TC "11.  Registration
          Rights to Others" \f C \l "1" }.  (a)   The Company represents
          and warrants to the Holder that there are no agreements, understandings or commitments, oral or written, between the Company and the holders of its Securities pursuant to which such holders have a right to require the Company to register or qualify any of its Securities under the Securities Act or any applicable state securities laws, except for the rights granted in the ING Registration Rights Agreement and registration rights granted to the Estate of Dr. Stanley Sarnoff or transferee thereof.

               (b) Except for the rights granted in this Agreement, the ING Registration Rights Agreement and registration rights granted to the Estate of Dr. Stanley Sarnoff or transferee thereof, without the prior written consent of the Majority Holders, the Company will not grant to any Person the right to require the Company to register any equity Securities of the Company, or any Securities convertible into or exchangeable or exercisable for such equity Securities, under the Securities Act or any applicable state securities laws.

               12. Adjustments Affecting Registrable Securities{ TC "12. Adjustments Affecting Registrable Securities" \f C \l "1" }.
          The Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Securities that would adversely affect the ability of the Holders to include such Registrable Securities in any registration of its Securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Securities under any such registration or other offering.













                                       - 22 -
          660958v6





               13.  Rule 144 and Rule 144A{ TC "13.    Rule 144 and Rule
          144A" \f C \l "1" }. The Company shall take all actions required to be taken on the part of the Company in order to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or
          (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. The Company will, at the request of any holder of Registrable Securities, upon receipt from such holder of a certificate certifying (i) that such holder currently intends to transfer such Registrable Securities, (ii) that such holder has held such Registrable Securities for a period of not less than two consecutive years within the meaning of Rule 144(d) or any successor rule, and
          (iii) that such holder has not been an affiliate (as defined in Rule 144) of the Company for more than 90 preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

               14.  Amendments and Waivers{ TC "14.    Amendments and
          Waivers" \f C \l "1" }. Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from
          (i) except as provided in clause (ii) below, the Holder or Holders of at least a majority of the shares of Registrable Securities affected by such amendment, modification or waiver and
          (ii) in the case of any amendment, modification or waiver of any provision of Section 5 or Section 8 hereof or this Section 14, or as to the percentages of Holders required for any amendment, modification or waiver, or any amendment, modification or waiver which adversely affects any right and/or obligation under this Agreement of any Holder, the written consent of each Holder so affected.

               15. Nominees for Beneficial Owners{ TC "15. Nominees for Beneficial Owners" \f C \l "1" }. In the event that any Registrable Securities is held by a nominee for the beneficial











                                       - 23 -
          660958v6





          owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

               16   Assignment{ TC "16. Assignment" \f C \l "1" }.  The
          provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder may assign to any Transferee of its Registrable Securities its rights and obligations under this Agreement (except with respect to shares of Registrable Securities sold pursuant to Rule 144 under the Securities Act, under any registration statement or otherwise in a manner such that the shares are no longer subject to restrictions from further public resale under the Securities Act without regard to volume limitations), provided that the Company shall receive written notice of such transfer and that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such Transferee shall for all purposes be deemed to be a Holder under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

               17.  Miscellaneous{ TC "17.   Miscellaneous" \f C \l "1" }.

               (a)  Further Assurances{ TC "(a)   Further Assurances" \f C
          \l "2" }. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby.













                                       - 24 -
          660958v6





               (b)  Headings{ TC "(b)   Headings" \f C \l "2" }.  The
          headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

               (c)  No Inconsistent Agreements{ TC "(c)     No Inconsistent
          Agreements" \f C \l "2" }. The Company will not hereafter enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement.

               (d)  Remedies{ TC "(d)   Remedies" \f C \l "2" }.  Each
          Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (e)  Entire Agreement{ TC "(e)     Entire Agreement" \f C \l
          "2" }. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

               (f)  Notices{ TC "(f)    Notices" \f C \l "2" }.  Any
          notices or other communications to be given hereunder by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, in the case of a Holder, to the address of such Holder as shown on the Company's shareholder records, and in the case of the Company, as follows:

















                                       - 25 -
          660958v6





                                   Meridian Medical Technologies, Inc.
                                   10240 Old Columbia Road
                                   Columbia, Maryland 21046
                                   Attention: Chief Executive Officer
                                   Tel: (410) 309-6830
                                   Fax: (410) 309-1691

                                   with a copy to:

                                   Arnold & Porter
                                   555 12th Street N.W.
                                   Washington, D.C. 20004
                                   Attention: Steven Kaplan, Esq.
                                   Tel:      (202) 942-5998
                                   Fax: (202) 942-5999

          Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three Business Days after mailing if given by registered or certified mail as described above, and one Business Day after deposit if given by Federal Express or comparable delivery service.

               (g) GOVERNING LAW{ TC "(g) Governing Law" \f C \l "2" }. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE TO BE PERFORMED ENTIRELY IN SUCH STATE. ANY ACTION AGAINST THE COMPANY MAY BE BROUGHT SOLELY IN THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK.

               (h)  Severability{ TC "(h)    Severability" \f C \l "2" }.
          Notwithstanding any provision of this Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

               (i)  Counterparts{ TC "(i)    Counterparts" \f C \l "2" }.
          This Agreement may be executed in two or more counterparts, each











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          of which shall be deemed an original but all of which shall constitute one and the same Agreement.





















































                                       - 27 -
          660958v6





               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                        MERIDIAN MEDICAL TECHNOLOGIES, INC.


                                        By:
                                           Name:
                                           Title:


                                        NOMURA HOLDING AMERICA INC.


                                        By:
                                           Name:
                                           Title:







































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          660958v6